CLEAN ENERGY TECHNOLOGIES, INC.

ESCROW FUNDING AGREEMENT

This ESCROW FUNDING AGREEMENT (this “Agreement”) dated as of November 1, 2016 is made by and between Clean Energy Technologies, Inc., a Nevada corporation (the “Company”) and Red Dot

Investment, Inc., a California corporation (“Lender”).

RECITALS

WHEREAS on or about March 15, 2016 the Company and  Peak One Opportunity Fund, L.P., a

Delaware limited partnership (“Peak One”) entered into a Securities Purchase Agreement dated March

11, 2016 (the “SPA”).

WHEREAS  pursuant  to  the  SPA,  on  March  15,  2016  Peak  One  subscribed  for  and  purchased from  the  Company  and  the  Company  issued  to  Peak  One  a  Convertible  Debenture  dated  March  15,

2016  in  the  original  stated  principal  amount  of  $75,000.00  (as  originally  issued  and  as  amended  as provided herein, the “Convertible Debenture”).

WHEREAS,  concurrently  herewith,  the  Company  is  issuing  a  redemption  notice  to  Peak  One relating  to  the  Convertible  Debenture,  pursuant  to  which  the  Company  elected  to  redeem  all  of  the remaining  outstanding  balance  of  the  Convertible  Debenture  for  an  aggregate  redemption  price  of

$84,000.00.

WHEREAS,  prior  to  issuing  the  redemption  notice,  the  Company  did  not  have  the  funds  to redeem the Convertible Debenture, but  Section 2(b)(iii) of the Convertible Debenture called for there to be in escrow sufficient funds to effect a redemption of the Convertible  Debenture  prior to  the time of issuing a redemption notice.

WHEREAS, in compliance with the terms of the Convertible Debenture, Lender is concurrently herewith  depositing  in  escrow  with  Richardson  &  Maloney  LLP  (the  “Escrow  Holder”)  sufficient funds to effect the redemption and pay any redemption related costs (the “Escrow”).

WHEREAS, as a condition to such deposit, and in accordance with the terms of the Convertible

Debenture  and  the  SPA,  the  Company  agrees  to  assign  to  Lender  all  of  the  Company’s  rights  to repurchase the Convertible Debenture  through redemption, effective upon issuance of the redemption notice.

WHEREAS,  pursuant  to  the  instructions  of  Lender  and  the  Company contained  herein,  Lender and  the  Company  are  instructing  the  Escrow  Holder  to  disburse  funds  from  the  Escrow  to  fund  the entirety  of  the  Company’s  redemption  of  the  Convertible  Debenture  and  all  costs,  expenses,  fees  or other  charges  arising  in  connection  with  or  relating  to  the  redemption  of  the  Convertible  Debenture,

the assignment of the Company’s rights relating thereto, the amendment of the Convertible Debenture

once   acquired   by   Lender,   this   Agreement,   the   transactions   contemplated   herein,   including   the

Financing  Fee  (as  defined  below)  and  any  costs,  expenses,  or  other  fees  relating  to  the  Convertible

Debenture or its enforcement and collection, and any other expense for or on account of the Company for  which  an  agent  of  the  Company  may  request  an  advance,  provided  such  advance  is  approved  by

the   Executive   Chairman   of   the   Company   or   the   Escrow   Holder   (collectively,   the   “Ancillary

Expenses”).

WHEREAS  Lender  has  agreed  that  Lender  will  only  acquire  the  rights  of  the  Company  with respect to the Convertible Debenture and  that  Lender is acquiring the Convertible Debenture through

Escrow, including through subrogation to the rights of Peak One, and is not purchasing the Convertible

Debenture from the Company, and that, as a result, Lender is acquiring the Convertible Debenture as a good faith purchaser for value and a holder in due course, but Lender does not acquire the Convertible

Debenture  with  any  representation  or  warranty  from  Peak  One  other  than  as  implied  by  Peak  One  to the Company, as assignor, with respect to its ownership of the Convertible Debenture.

WHEREAS  Lender  and  the  Company  have  agreed  that  the  Convertible  Debenture  will  govern the rights between Lender and the Company and they have agreed to amend the Convertible Debenture,

once  acquired  by  Lender  or  once  Lender  is  subrogated  to  the  rights  thereunder,  (a)  to  have  a  fixed conversion price of $.005 per share, subject to limited potential adjustment, (b) to have a fixed interest rate  of  ten  percent  (10%)  per  annum  with  respect  to  both  the  Peak  One  redemption  amount  and  any

Ancillary  Expenses  (in  each  case  with  a  minimum  10%  yield  in  the  event  of  payoff  or  conversion

within  the  first  year),  as  provided  herein,  all  such   expenses  to  be  for  the  account  of  and  the

responsibility  of  the  Company,  notwithstanding  that  Lender  may  advance  sums  to  pay  for  them,  the amount of such Ancillary Expenses to constitute additional principal under the Convertible Debenture,

as amended, and (c) as otherwise provided herein.

AGREEMENT

NOW,  THEREFORE,   in   consideration   of   the   premises   and   for   other   good   and   valuable

consideration,  the  receipt  and  sufficiency  of  which  are  hereby  acknowledged,  the  parties  to  agree  as follows:

1.

Recitals;  Terms.   The  foregoign  Recitals  are  incorproated  herin  by  refernce  as  if  set forth fully herein and, in accodacne with Section 622 of the California Evidence Code, the facts recited in the Recitals are conclusively presumed  to be true as between the parties hereto, or their successors in interest.  Capitalized terms used but not defined in this Agreement shall have the meanings ascribed thereto in the Convertible Debenture (including any terms incorproated by reference therein).

2.

Escrow Deposit; Debenture Assignment; Promise to Pay.

(a)

Upon  and  subject  to  the  terms  and  conditions  set  forth  in  this  Agreement,

Lender  has  designated  and  hereby  reaffirms  such  designation,  from  funds  on  deposit  in  the

Escrow  with  the  Escrow  Holder,  sufficient  funds  to  effect  the  redemption  and  pay  any

Ancillary Expenses.  The total of such amounts (the “Owed Principal Amount”) shall be as set forth  in  a  schedule  (the  “Loan  Schedule”)  prepared and  updated  by  Lender  from  time to time and that may be appended or re-appended by Lender to the Convertible  Debenture (or a copy thereof if Lender does not receive the original of the Convertible Debenture).  The parties agree that the Loan Schedule, as prepared by Lender from time to time and whether or not appended to  the  Convertible  Debenture  (or  a  copy  thereof),  shall  conclusive  evidence  of  the  Owed

Principal Amount.

(b)

The Company represents and warrants to Lender that, currently with the above the Company has issued the redemption notice for the Convertible Debenture.

(c)

As  a  condition  to  such  designation,  and  in  accordance  with  the  terms  of  the

Convertible  Debenture  and  the  SPA,  immediately after  the  issuance  of the  redemption  notice as provided in Section 2(b) above, the Company hereby assign to Lender all of the Company’s rights to repurchase the Convertible Debenture.

(d)

To  induce  Lender  to  acquire  the  Convertible  Debenture,  the  Company  agrees to pay to Lender a fee of $10,000.00 (the “Financing Fee”), with the amount of the Financing

Fee to be included as an Ancillary Expenses.

(e)

In  consideration  of  the  foregoing,  the  Company  hereby  agrees  to  repay  to

Lender, in accordance with the terms and conditions of the Convertible Debenture as amended hereby, the Owed Principal Amount, together with interest accrued thereon and other amounts owing in connection therewith (including all Ancillary Expenses), as any such amounts be due and owing and whether or not reflected in the Loan Schedule.

3.

Escrow  Instruction.    Lender  and  the  Company  hereby  jointly  instruct  the  Escrow

Holder  to  disburse  funds  from  the  Escrow  to  fund  the  entirety  of  the  Company’s  redemption  of  the

Convertible Debenture and to pay from the Escrow any and all Ancillary Expenses, inculding the legal expenses incurred in connection with the preparation of this Agreement and the expenses of the Escrow

Holder.   At  the  request  of  the  Escrow  Holder,  Lender  shall  conifrm  in  writing  the  Escrow  Holder’s payment  of  Ancillary  Expenses  and  Escrow  Holder’s  authortiy  threfor,  though  no  such  confirmation shall  be required, it  being agreed  between the  parties  that  the  Escrow  Holder shall  have  the  authority to pay such expenses as they are invoiced.

4.

Amendments  to  Convertible  Debenture.   Lender  and  the  Company agree  to  amend

the  Convertible  Debenture,  once  acquired  by  Lender  or  once  Lender  is  subrogated  to  the  rights

thereunder,  as  follows:    (a)  the  first  paragraph  of  the  Convertible  Debenture  is  amended  by  (i)

substituting  Lender  and  its  information  for  Peak  One  and  its  information,  (ii) changing the  definition of  “Principal  Amount”  to  mean  the  Owed  Principal  Amount,  (iii)  deleting  the  second  sentence,  (iv)

deleting  all  of  the  third  sentence  but  keeping  the  definition  of  “Common  Stock,”  and  (v)  in  the  last sentence,  deleting  all  words  between  the  word  “time”  and  the  period;  (b)  Section  2(a)  is  amended  to provide  that  all  amounts  due  under  the  Convertible  Debenture,  including  the  Principal  Amount  and interest  acrued  thereon,  shall  be  convertible  into  Common  Stock  at  a  fixed  conversion  price  of $.005

per   share,   subject   to   equitable   adjustments   resulting   from   any   stock   splits,   stock   dividends,

recapitalizations,  or  similar  events  or  events  with  similar  effect;  provided  that,  if  any  amount  of  any

Note  shall  be  convertible  into  Common  Stock  at  a  price  per  share  that  is  less  than  $0.002  per  share,

then, at  the election  of the Holder, the conversion  price  shall  be adjusted  to be  equal  the  lowest  price at  which  any  such  amount  of  a  Note  shall  be  converted  into  Common  Stock  (subject  to  the  same equitable adjustments), with any such adjustment to be for the benefit of the Holder and, at the Holder’s election, one or more other holders of Common Stock as of November 1, 2016; (c) Section 2(b) of the

Convertible Debenture is deleted in its entirety; (d) Section 3 is deleted in its entirety and replaced with the following “Any amount owed under this Debenture may be converted at the election of the Holder prior to, at or after the Maturity Date.”; (e) the first four sentences of Section 9 are amended and restated

to provide that the Convertible Debenture shall be governed by the law of the State of Nevada and that any dispute or other matter between the parties shall be submitted to expedited commerical arbitration before  Pan  Pacific  Arbitration  in  accorance  with  Section  13  below;  (f)  interest  shall  acrue  from  the date hereof on all Owed Principal Amount at a rate per annum equal to  ten percent (10%) per annum,

with  a  minimum  interest  accrual  of  10%  of  the  Principal  Amount  in  the  event  the  Convertible

Debenture  is  converted  or repaid  within  one  year,  and  (g)  the  Convertible  Debenture  shall  entitle  the

Holder  to  voite  on  all  matters  on  which  holders  of  Common  Stock  are  entitled  to  vote,  including  the election  of directors,  on an  as-converted basis,  based  on the maximum  number  of shares  of Common

Stock  into  with  the  Convertible  Debenture  is  convertible,  applying  any  then-applicable  conversion limitation.

5.

Events  of  Default.    In  addition  to  the  Events  of  Default  listed  in  the  Convertible

Debenture, the occurrence of any of the following shall also constitute an “Event of Default” under the

Convertible Debenture and this Agreement:

(a)

Failure  to  Pay.    The  Company  shall  fail  to  pay  when  due  any  outstanding amount owed under the Convertible Debenture;

(b)

Cross  Default.   A  default  shall  occur  in  any  other  obligation  of  the  Company to pay money or to perform an obligation when due;

(c)

Voluntary  Bankruptcy  or  Insolvency  Proceedings.    The  Company  shall  (i)

apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or  a  substantial  part  of  its  property,  (ii)  be  unable,  or  admit  in  writing  its  inability,  to  pay  its  debts generally as  they mature, (iii) make  a  general  assignment  for  the  benefit  of its  or  any of its  creditors,

(iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any  applicable  statute),  (vi)  commence  a  voluntary  case  or  other  proceeding  seeking  liquidation,

reorganization  or  other  relief  with  respect  to  itself  or  its  debts  under  any  bankruptcy,  insolvency  or other  similar  law  now  or  hereafter  in  effect  or  consent  to  any  such  relief  or  to  the  appointment  of  or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(d)

Involuntary  Bankruptcy   or   Insolvency   Proceedings.     Proceedings   for   the

appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or  other  relief with  respect  to  the  Company or  the  debts  thereof under  any bankruptcy,  insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

6.

Rights of Lender upon Default.  In addition to any remedies listed in the Convertible

Debenture  or  available  at  law  or  in  equity,  upon  the  occurrence  and  during  the  continuance  of  any

Event  of  Default  (and  giving  effect  to  any  applicable  cure  periods)  and  at  any  time  thereafter  during

the  continuance  of  such  Event  of  Default,   Lender  may  declare  all  amounts  payable   under  the

Convertible Debenture to be and become immediately due and payable, whereupon such amounts shall be immediately due and payable in full.  In addition to the foregoing remedies, upon the occurrence or existence  of  any  Event  of  Default,  Lender  may  exercise  any  other  right  power  or  remedy  otherwise permitted to it by law, either by suit in equity or by action at law, or both.

7.

No  Assignment  by  the  Company.    Neither  this  Agreement  nor  the  Convertible

Debenture nor any of the rights, interests, or obligations of the Company hereunder or thereunder may be  assigned,  in  whole  or  in  part,  by  the  Company,  including  by  operaiton  of  law,  without  the  prior written consent of Lender.

8.

Waiver  and  Amendment.    Any  provision  of  this  Agreement  may  be  amended,

waived, or modified upon the written consent of Company and the Lender.

9.

Notices.

All    notices,    requests,    demands,    consents,    instructions,    or    other

communications  required  or  permitted  hereunder  shall  be  in  writing  and  faxed,  emailed,  mailed,  or

delivered to each party at  the respective addresses of the parties  provided for  such purpose.   All such

notices and communications will be deemed given when sent to an address of the reciptient.  Any party hereto may by notice so given change its address for future notice hereunder.

10.

Payment.  Payment shall be made in lawful tender of the United States.

11.

Expenses.  If action is instituted to collect  on the Convertible Debenture or to enforce any right under this Agreement, the prevailing party shall pay all costs and expenses, including, without limitation, attorneys’ fees and costs, incurred in connection  with such action.

12.

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

13.

Arbitration;  Waiver  of  Right  to  Trial  by  Jury.   Any dispute,  controversy  or  claim

arising  from  or  connected  with  this  Agreement,  including  one  regarding  the  existence,  validity  or performance  of  this  Agreement  or  the  Convertible  Debenture  (a  “Dispute”)  shall  be  referred  to  and finally  resolved  by  arbitration  under  the  expedited  commercial  arbitration  rules  of  Pan  Pacific

Arbitration.   TO THE FULLEST EXTENT PERMITTED BY APPLICABLE  LAW, EACH PARTY

HERETO HEREBY IRREVOCABLY  WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN

ANY  LEGAL  PROCEEDING  ARISING  OUT  OF  OR  RELATING  TO  THIS  AGREEMENT,  THE

CONVERTIBLE  DEBENTURE,  OR  THE  TRANSACTIONS  CONTEMPLATED  HEREBY  OR

THEREBY.

14.

Usury Limitations.  It is the intention of the Company and Lender to conform strictly to applicable usury laws.  Accordingly, notwithstanding anything to the contrary in this  Agreement or the Convertible Debenture, amounts deemed to constitute interest under applicable law and contracted for, chargeable, or receivable under this Agreement or under the Convertible Debenture shall under no

circumstances,  together  with   any  other   interest,  late   charges,   or   other   amounts   which   may  be

interpreted to be interest contracted for, chargeable, or receivable hereunder or thereunder, exceed the maximum  amount  of  interest  permitted  by  law,  and  in  the  event  any  amounts  were  to  exceed  the maximum  amount  of  interest  permitted  by  law,  such  excess  amounts  shall  be  deemed  a  mistake  and shall either be reduced immediately and automatically to the maximum amount permitted by law or, if required to comply with applicable law, be canceled automatically and, if theretofore paid, at the option of  Lender,  be  refunded  to  the  Company  or  credited  on  the  principal  amount  of  the  Convertible

Debenture then outstanding.

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IN  WITNESS  WHEREOF,  the  Company  and  Lender  have  each  caused  this  Escrow  Funding

Agreement  to  signed  by  their  duly  appointed  and  authorized  officers  as  the  act  and  deed  of  such company as of the date first written above.

CLEAN ENERGY TECHNOGIES, INC.,

a Nevada corporation

By:

Kambiz Mahdi

Chief Executive Officer

RED DOT INVESTMENT, INC.,

a California corporation

By:

Ted Hsu

Chief Executive Officer